                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement        [ ] Confidential For Use of
                                           the Commission Only (as
                                           Permitted by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                              PORTSMOUTH SQUARE, INC.
                  -----------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

                  -----------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act
    Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------
(5) Total Fee Paid:
-------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
-------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------
(3) Filing Party:
-------------------------------------------------------------------------
(4) Date Filed:
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

                            PORTSMOUTH SQUARE, INC.

Street Address:        2251 SAN DIEGO AVENUE, SUITE A-151
                          SAN DIEGO, CALIFORNIA 92110

Mailing Address:                 P.O. Box 80037
                            San Diego, CA 92138-0037

Telephone:                       (619) 298-7201

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 6, 1997

TO THE SHAREHOLDERS OF
PORTSMOUTH SQUARE, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Portsmouth Square, Inc. ("Portsmouth" or the "Company") will be held on May 6, 1997 at 2:00 P.M. at The Westgate Hotel located at 1055 Second Avenue, San Diego, California 92101 for the purpose of considering and acting on the following:

    1. The election of five Directors to serve until the next Annual Meeting or until successors have been duly elected and qualified.

    2. To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 1997; and

    3. To transact such other business as may properly come before the Meeting, or any adjournment or adjournments thereof.

March 12, 1997 is the record date for determining which Shareholders are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Your proxy is important to us whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage-paid envelope provided. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

Dated: April 9, 1997

                                         By Order of the Board of Directors,



                                         William J. Nance
                                         Secretary

                           PORTSMOUTH SQUARE, INC.

Street Address:        2251 San Diego Avenue-Suite A-151
                        San Diego, California 92110-2926

Mailing Address:                P.O. Box 80037
                        San Diego, California 92138-0037

Telephone:                      (619) 298-7201


                               ---------------
                               PROXY STATEMENT
                               ---------------

                          ANNUAL MEETING OF SHAREHOLDERS
                                  May 6, 1997


The Board of Directors of Portsmouth Square, Inc. (the "Company" or "Portsmouth") is soliciting proxies in the form enclosed with this statement in connection with the Annual Meeting of Shareholders to be held May 6, 1997 or at any adjournment or adjournments thereof.

This Proxy Statement and the accompanying Proxy are first being sent to Shareholders on or about April 11, 1997. Only shareholders of record at the close of business on March 12, 1997 are entitled to notice of, and to vote at, the Annual Meeting.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

You may vote at the Annual Meeting only shares that you owned of record on March 12, 1997. There were 750,000 shares of stock outstanding on that date. A majority, or 375,001, of those shares will constitute a quorum for the transaction of business at this meeting. Each share is entitled to one vote on each matter to be presented at the meeting. Unless cumulative voting is elected as described under "Election of Directors" below, the affirmative vote of the holders of the majority of the shares of the Company's stock present or represented at the meeting and entitled to vote is required to elect directors and ratify or approve the other item being voted on at this time.

In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they sold stock of the Company and to request authority for execution of the proxies. The Company will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy-soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

                               PROPOSAL 1

                          ELECTION OF DIRECTORS

The Company's Board of Directors presently consists of five directors. We propose to elect five directors, each to hold office until we have the next Annual Meeting and until his or her successor is elected and qualified. The Board of Directors has nominated John V. Winfield, Jerold R. Babin, Janice Braly-Nelsen, Josef A. Grunwald and William J. Nance. The person named in the enclosed form of proxy will vote it for the election of the nominees listed below unless you instruct him otherwise, or a nominee is unwilling to serve. The Board of Directors has no reason to believe that any nominee will be unavailable. However, in that event, the proxy may vote for another candidate or candidates nominated by the Board of Directors.

The California Corporations Code, as applicable to the Company, provides that a shareholder may cumulate votes if a shareholder gives notice, prior to the voting, of an intention to cumulate votes. If such a notice is given, every shareholder may cumulate votes. Cumulating votes means that you can take the total number of votes you have for all directors and distribute them among one or more nominees as you see fit. For example, assume you have 100 shares. We have five directors so you have a total of 5 x 100 = 500 votes. You could give all 500 votes to one person or 250 votes to each of two nominees, or 100 votes to each of five nominees. You can use this power only under the circumstances described herein. If cumulative voting is elected, the enclosed form of proxy gives the proxy discretion to cumulate votes so that he can elect the maximum possible number of the nominees identified below.

Any shareholder executing the enclosed form of proxy may withhold authority to vote for any one or more nominees by so indicating in the manner described in the form of proxy. However, the number of votes authorized by the form of proxy will not be affected and the named proxies could probably offset any such action by using cumulative voting if they thought it necessary. Under the California Corporations Code any shareholder or any person who claims to have been denied the right to vote may apply to a state superior court for a determination of the validity of any election or appointment of any director.

                  DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company. There is no relationship by blood, marriage or adoption among the Directors and Officers. All Directors serve one-year terms with their terms expiring at the Annual Meeting. All Officers of the Company are elected or appointed by the Board of Directors and hold office until the Annual Meeting or until replaced at the discretion of the Board.

                                                                Shares of
                                                                Common Stock
                                                                Beneficially
                                Present                           Owned on        Percent
                                Position            Director      March 12,          of
     Name            Age     With the Company        Since          1997          Class (1)
--------------       ---     -----------------      --------    ------------     ----------
John V. Winfield (2)  50      Chairman of the Board,   1996            0(5)         0.00
                              President and Chief
                              Executive Officer

Jerold R. Babin (3)   64      Director                 1996       48,345            6.45

Janice Braly-Nelsen   65      Director                 1993            0(5)         0.00

Josef A. Grunwald     48      Director                 1996            0            0.00

William J. Nance      53      Director,                1996            0(5)         0.00
                              Vice-President and
                              Secretary

L. Scott Shields      45      Treasurer and            N/A             0            0.00
                              Chief Financial
                              Officer
Santa Fe Financial                                               480,757           64.10
 Corporation (5)

All of the above as a group(6)                                   527,102           70.55
------------------------------

(1) Based on 750,000 common shares issued and outstanding.

(2) John V. Winfield is the sole beneficial owner of 24,700 shares of Portsmouth's majority owner Santa Fe Financial Corporation. The InterGroup Corporation is the beneficial owner of 229,700 shares of Santa Fe. As the President and Chairman of the Board of InterGroup, Mr. Winfield has voting and dispositive power over a total of 254,700 shares of Santa Fe which represents 39.87% of the outstanding shares.

(3) Jerold R. Babin claims sole voting power over the 48,345 shares identified herein, of which he has sole dispositive power over 9,667 shares held in his retirement account. He claims shared dispositive power with his wife over 38,478 shares which they hold as trustees of a family trust.

(4) Janice Braly-Nelsen holds 25,448 shares of Santa Fe Financial Corporation as trustee of a family trust. She claims sole voting and dispositive power over those shares which represent 3.99% of Santa Fe's outstanding shares.

(5) Santa Fe Financial Corporation is the record and beneficial owner of 480,757 of the common shares of Portsmouth. As directors of Santa Fe, Messrs. Winfield, Nance and Mrs. Braly-Nelsen have the power to direct the vote of the shares of Portsmouth owned by Santa Fe.

(6) As a group, the directors of Portsmouth owned a total of 280,148 shares of Santa Fe's common stock as of March 12, 1997, which represents 43.86% of the outstanding shares.

BUSINESS EXPERIENCE:

The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

JOHN V. WINFIELD - Mr. Winfield was first elected to the Board in May of 1996 and currently serves as the Company's Chairman of the Board, President and Chief Executive Officer. Mr. Winfield is also Chairman of the Board, President and Chief Executive Officer of Portsmouth's parent company Santa Fe Financial Corporation, having held those positions since April 1996. Mr. Winfield is Chairman of the Board, President and Chief Executive Officer of The InterGroup Corporation, a public company, and has held those positions since 1987. InterGroup is Santa Fe's largest shareholder. Mr. Winfield is also a Director of Pacific Gateway Properties, Inc. and Orckit Communications, Inc., both public companies.

JEROLD R. BABIN - Mr. Babin was appointed as a Director of the Company on February 1996. Mr. Babin has been a retail securities broker for the past 37 years. From 1989 to present, he has worked for Prudential Securities, where he currently holds the title of First Vice-President.

JANICE BRALY-NELSEN - Mrs. Braly-Nelsen has served as a Director of the Company since July 1993. She is also a Director of Santa Fe Financial Corporation, having served in that position since August 2, 1993. Prior to that, Mrs. Braly-Nelsen was Chief Financial Officer of California Meter Service for 32 years until August 1990, when she became its President, a position she held until sale of business in June 1991.

JOSEF A. GRUNWALD - Mr. Grunwald was elected as a Director of the Company in May 1996. Mr Grunwald is an industrial, commercial and residential real estate developer. He serves as Chairman of PDG N.V. (Belgium), a hotel management company, and President of I.B.E. Services S.A. (Belgium), an international trading company. Mr. Grunwald is also a Director of The InterGroup Corporation, a public company, having held that position since 1987.

WILLIAM J. NANCE - Mr. Nance was first elected to the Board in May 1996 and has also served as the Company's Vice-President and Secretary since that time. Mr. Nance is also a Director and Vice-President of Santa Fe Financial Corporation. He is the President and CEO of Century Plaza Printers, Inc., a company he founded in 1979. He has also served as a consultant in the acquisition and disposition of multi-family and commercial real estate.
Mr. Nance is a Certified Public Accountant and, from 1970 to 1976, was employed by Kenneth Leventhol & Company where he was a Senior Accountant specializing in the area of REITS and restructuring of real estate companies, mergers and acquisitions, and all phases of real estate development and financing. Mr. Nance is a Director and the Treasurer of The InterGroup Corporation, a public company, and has held such positions since 1984.

L. SCOTT SHIELDS - Mr. Shields is the Treasurer and Chief Financial Officer of the Company having held those positions since January 1994. He also serves as Secretary, Treasurer and Chief Financial Officer of Santa Fe Financial Corporation, having been appointed to that position in May 1994. Mr. Shields is a Certified Public Accountant with 14 years experience with Ernst & Young LLP and was the partner in charge of tax planning and preparation for Santa Fe and Portsmouth from 1985 to 1991. Since 1991, he has been actively engaged in developing his own tax and accounting practice.

                            BOARD MEETINGS

For the fiscal year ended December 31, 1996, the Board of Directors held seven regularly scheduled meetings, with no incumbent director attending (whether in person, telephonically or by written consent) fewer than 75 percent of the meetings held during the period for which he or she has been a director.


                          STANDING COMMITTEES

As a small business issuer, the Board of Directors has not established any standing audit, nominating or compensation committees.


                         EXECUTIVE COMPENSATION

As a small business issuer, Portsmouth has no compensation committee. Executive officer compensation is set by disinterested members of the Board of Directors. Set forth below is a summary compensation table concerning compensation of the chief executive officer ("CEO"), and any qualifying executive officer, for the last three completed fiscal years.




                         SUMMARY COMPENSATION TABLE


                                                           Other Annual (1)
Name and Principal Position    Year    Salary     Bonus    Compensation
---------------------------    ----    ------     -----    ----------------
JOHN V. WINFIELD (2)           1996          0      0         $4,500
Chairman, President and
Chief Executive Officer

R. N. GOULD (3)                1996    $ 8,000      0         $3,000
Chairman, President and        1995    $24,000      0         $6,000
Chief Executive Officer        1994    $24,000      0         $6,000

---------------------------

(1) Amounts shown reflect regular Directors fees.

(2) Mr. Winfield became the Company's Chairman, President and Chief Executive Officer in May 1996. Prior to that time, Mr. Winfield received no compensation from the Company.

(3) Mr. Gould resigned from the Company in May 1996.


Portsmouth has no stock option plan or stock appreciation rights for its executive officers. The Company has no pension or long-term incentive plans. There are no employment contracts between Portsmouth and any executive officer, nor are there any termination-of-employment or change-in-control arrangements.


                         DIRECTOR COMPENSATION

The bylaws of Portsmouth permit directors to be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. Each director is paid a fee of $1,500 per quarter for a total annual compensation of $6,000. This policy has been in effect since July 1, 1985.

           COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Directors, executive officers and each beneficial owner of more than ten percent of the Common Stock of the Company are required by Section 16(a) of the Securities Exchange Act of 1934 to file reports periodically disclosing their transactions in the Company's securities. Based on a review of such reports, no reporting person failed to file required reports on a timely basis during fiscal year 1995.


                               PROPOSAL 2

                   RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected the firm of Ernst & Young LLP, independent certified public accountants, as the Company's auditors for the current fiscal year and recommends to shareholders that they vote for the ratification of this selection. Ernst & Young LLP has served as the Company's auditors since December 1980. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to make a statement, if desired, and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF THE AUDITORS.

                      PRINCIPAL HOLDERS OF EQUITY SECURITIES

The following table shows, as of March 12, 1997, the Common Stock owned by every person owning of record (other than securities depositories), or known by the Company to own beneficially, more than 5% of the outstanding shares.
Any voting securities beneficially owned by directors and director nominees are also disclosed under Proposal 1 - Election of Directors herein.


         Name                    Shares of Common Stock   Percent of Class (1)
         ----                    ----------------------   -------------------
Santa Fe Financial Corporation          480,757(2)              64.10
   2251 San Diego Avenue
   Suite A-151
   San Diego, CA 92110-2926

Jerold R. Babin                          48,345(3)               6.45
   4 Embarcadero Center
   Suite 2400
   San Francisco, CA 94111-4131
-------------------------------

(1) Based on 750,000 shares issued and outstanding.

(2) Santa Fe is the record and beneficial owner of 480,757 shares. The President and Chairman of the Board of Santa Fe votes these shares.

(3) Jerold R. Babin claims sole voting power over the 48,345 shares identified herein, of which he has sole dispositive power over 9,667 held in his retirement account. He claims shared dipositive power with his wife over the 38,478 shares which they hold as trustees of a family trust.

As of March 12, 1997, there were 750,000 shares of the Company's Common Stock issued and outstanding, which were held by approximately 332 shareholders of record.

                                OTHER BUSINESS

We do not know of any other business to be presented to the meeting. However, if any other matters are properly raised, the person named in the accompanying proxy intends to vote in accordance with his judgment on such matters.

                             SHAREHOLDER PROPOSALS

If you want a proposal for the next Annual Meeting of Shareholders, which is scheduled for May 5, 1998, to be included in the Company's Proxy Statement for that meeting, it must be received by the Company at its principal office mailing address, P.O. Box 80037, San Diego, California 92138-0037, prior to December 1, 1997. You must also comply with all legal requirements for the inclusion of such proposals.

                          FORM 10-K and ANNUAL REPORT

A copy of the Company's Form 10-K for the Year Ended December 31, 1996 will be furnished free of charge, upon request, to any shareholder. A copy of the Company's Annual Report is being sent to the shareholders with this Proxy Statement. The Annual Report is not to be considered part of this soliciting material.

                                       By Order of the Board of Directors

                                       PORTSMOUTH SQUARE, INC.

                                       William J. Nance
                                       Secretary

Dated: San Diego, California
       April 9, 1997

PROXY                                                                   PROXY
                           PORTSMOUTH SQUARE, INC.
                 P.O. BOX 80037 * SAN DIEGO, CA 92138-0037
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William J. Nance and John V. Winfield as Proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of common stock of Portsmouth Square, Inc. held of record by the undersigned on March 12, 1997, at the Annual Meeting of Shareholders to be held on May 6, 1997 or any adjournment thereof.

1. ELECTION OF DIRECTORS:
   JANICE BRALY-NELSEN, JOHN V. WINFIELD, WILLIAM J. NANCE,
   JEROLD R. BABIN, JOSEF A. GRUNWALD
      CHECK ONE
            [ ] IN FAVOR of all            [ ] WITHHOLD authority for
                nominees listed above          all nominees listed above
                (except as marked to the
                 contrary below)
   (TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) WRITE THAT NOMINEE'S NAME
    IN THE SPACE PROVIDED)

    --------------------------------------
    NOTE: YOU ARE DEEMED TO VOTE FOR THE ELECTION OF ANY NOMINEE FOR WHOM YOU
          FAIL TO WITHHOLD SUCH AUTHORITY

2. To ratify the appointment of Ernst & Young LLP as the independent auditors for the Company for the year ending December 31, 1997.
            [ ] FOR            [ ] AGAINST             [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                   (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election of some or all of the persons named in the accompanying Proxy Statement who were nominated by the Board of Directors of Portsmouth Square, Inc. and in favor of Proposal 2. In the election of directors, should cumulative voting be in effect, as explained in the Proxy Statement, said proxies shall have the discretion and authority to distribute the votes represented by this proxy in such proportions as they shall see fit among the nominees named in the Proxy Statement.

Please sign exactly as your name or names appear. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                              Dated: _______________, 1997

                                              ____________________________
                                              Signature

                                              ____________________________
                                              Signature if held jointly

                                              Please mark, sign, date and
                                              return the proxy card promptly
                                              using the enclosed envelope.